IMPORTANT CHANGES TO VANGUARD HEALTH CARE FUND!
                                FEBRUARY 25, 1999

FUND  TEMPORARILY CLOSED TO NEW ACCOUNTS
Effective as of the close of business on FEBRUARY 25, 1999, the Fund will no longer accept new accounts. The Fund will remain closed for at least six months, and Vanguard expects to reopen it within one year.

LIMITS ON ADDITIONAL INVESTMENTS BY EXISTING SHAREHOLDERS
Existing shareholders may invest up to an additional $25,000 in the Fund during the closed period. This $25,000 limit applies to the total amount invested in all Fund accounts registered to the same Social Security or taxpayer identification number. Investments made on or before February 25, 1999 do not count toward the $25,000 limit, nor do dividend and capital gain reinvestments.

STRICTER REDEMPTION FEE POLICY
The Fund will implement a new, stricter redemption fee policy for shares purchased on or after APRIL 19, 1999. Under the new policy, shares redeemed within five years of purchase will be subject to the Fund's 1% redemption fee. Shares purchased before April 19, 1999, will remain subject to the prior policy, under which no redemption fee applies to shares held for at least one year.

ELECTRONIC  TRANSACTIONS
During the closed period, it will not be possible to purchase Fund shares through Vanguard's website or Tele-Account(R) service. However, shareholders may continue to redeem Fund shares using these electronic methods.

The Fund may modify these policies at any time without giving advance notice to shareholders. Please call Vanguard's Investor Information Department at 1-800-662-7447 for more detailed information on the Fund's transaction policies.